Exhibit 12.3

SCOTTISH POWER plc

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Ian Russell is the Chief Executive Officer of Scottish Power plc (the “Company”).

2.	To the best of my knowledge:

(A)	The Company’s Form 20-F accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 26 June, 2003

/s/ IAN RUSSELL
Ian Russell Chief Executive Officer